SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      August 19, 2002

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1110 Spring Street Silver Spring, MD	20910

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Item 5. Other Events.

     On August 19, 2002, United Therapeutics Corporation (the “Company”) issued a press release announcing that Dr. Martine A. Rothblatt, the Chairman and Chief Executive Officer of the Company, entered into a trading plan in compliance with Rule 10b5-1. A copy of the press release is attached hereto and incorporated herein by this reference.

Item 7. Exhibits

              (c)  Exhibits

Exhibit No	Description of Exhibit

99.1	Press release dated August 19, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated:	August 19, 2002	By: /s/ Paul A. Mahon Name: Paul A. Mahon Title: Senior V.P. and General Counsel

EXHIBIT INDEX

Exhibit No	Description of Exhibit

99.1	Press release dated August 19, 2002.